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                                                                   Exhibit 10(a)


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-41438 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 9, 2001 accompanying the financial statements of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, and Regatta Flex 4 Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F and of our report dated February 9, 2001 accompanying financial statements of Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, and Futurity Select Four Sub-Accounts included in Sun Life of Canada (U.S.) Variable Accounts F, to the incorporation by reference of our report dated February 7, 2001 accompanying the consolidated financial statements of Sun Life Assurance Company of Canada (U.S.).

We also consent to the references to us under the headings "Accountants" and "Appendix I - Condensed Financial Information - Accumulation Unit Values" in the Prospectuses and under the heading "Financial Statements" in the Statements of Additional Information, which are a part of such Registration Statement.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 27, 2001